Mike Crapps President and CEO March 4, 2015 Joe Sawyer EVP and CFO

2 OUTLINE I. First Community 2 II. 2014 – Transformative Year 7 IV. Risk Management 23 • Initiatives 8 • Results 9 • Commercial and Retail Banking 11 • Residential Mortgage Banking 17 • Financial Planning and Investment Advisory Services 20 III. Line of Business Review 10 V. Results 26 VI. Capital & Shareholder Return 30 VII. Summary 34 • Credit Quality 24 • Compliance / BSA 25

3 FIRST COMMUNITY

4 FIRST COMMUNITY » Celebrating 20 th Anniversary x A lot has changed x Really important fundamentals have remained the same

5 Retrospective Branch Purchases One Total Assets $0 Banking Offices 0 Bank M&A Two 1995 2007 2012 $565 million $603 million 11 11 0 0 FIRST COMMUNITY 2014 $812 million 14 One One

6 FIRST COMMUNITY Focus on Mission and Core Values x Quality and integrity in all endeavors x Passionate focus on the customer experience x Mutual respect for our colleagues and their role in our success » We remain grounded in our three core values: » Mission -- As the provider of choice of financial solutions to local businesses and professionals in the markets we serve, we optimize the long - term return to our shareholders, while providing a safe and sound investment.

7 2014 TRANSFORMATIVE YEAR

8 Initiatives 1Q Completed the SRFC acquisition Launched enhanced website Launched mobile banking application Sold non - licensed portion of financial planning unit 2Q Prosperity Grand Opening Completed renovation of Lady Street office building Opened Lady Street Columbia banking office Moved Financial Planning into Lady Street 3Q Combined Palmetto South and First Community Mortgage Lady Street Grand Opening Completed deposit assumption and loan purchase from First South 4Q Blythewood Ground Breaking 2014 – TRANSFORMATIVE YEAR

9 Results 2014 – TRANSFORMATIVE YEAR 2013 2014 Increase Total Assets $633 million $812 million $179 million 28.3% Loans $348 $444 $ 96 27.6% Deposits $497 $670 $173 34.8% Shareholder Equity $ 53 $ 75 $ 22 41.5%

10 LINE OF BUSINESS REVIEW

11 LINE OF BUSINESS REVIEW » Commercial and Retail Banking » Residential Mortgage Banking » Financial Planning and Investment Advisory Services

12 LINE OF BUSINESS REVIEW Commercial and Retail Banking Deposit Growth & Cost $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 12/31/2011 12/31/2012 12/31/2013 12/31/2014 $286.8 $319.5 $363.2 $504.5 Certificates of Deposit (CDs) Customer Cash Management Pure (Non-CD) Deposit Total Total Deposit Cost 0.98% 0.66% 0.36% 0.27% $478.2 $490.8 $515.7 $687.0 Excellent Deposit Franchise • 76% Pure (Non - CD) Deposits • 19% (Non - Interest Bearing DDA Balances)

13 LINE OF BUSINESS REVIEW Deposit Market Share $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 30.42% 24.91% Midlands Deposit Market Share 13.54% 9.31% 5.10% 3.78% 3.29% 2.26% 1.55% 0.90% CSRA Deposit Market Share 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 22.30% 22.12% 9.65% 9.50% 5.77% 5.44% 5.05% 3.39% 2.30% 1.59% 1.66% 8.58% 7 th of 26 Banks Commercial and Retail Banking Largest Community Bank in the Midlands 12 th of 18 Banks

14 Const & Dev 6% 1 - 4 Family Residential 23% Home Equity 7% Owner - OCC CRE 19% Other CRE 33% Multi - Family 2% Commercial & Industrial 8% Consr & Other 2% LINE OF BUSINESS REVIEW Commercial and Retail Banking Composition 12/31/2014 Yield 5.80% 5.54% 5.11% 4.99% Loan Portfolio $324.3 $332.1 $347.6 $443.8 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 12/31/2011 12/31/2012 12/31/2013 12/31/2014

15 Agency Bonds 1% SBA Loan Pools (Fixed Rate) 8% SBA Loan Pools (Variable Rate) 13% Agency CMOs (Fixed Rate) 23% Agency MBS (Fixed Rate) 29% Agency MBS (Variable Rate) 5% Municipal 1 20% Corporate/Other 1% LINE OF BUSINESS REVIEW Yield 3.08% 2.22% 1.85% 2.06% Composition 12/31/2014 Commercial and Retail Banking Investment Portfolio $206.7 $206.0 $227.0 $279.4 $0 $50 $100 $150 $200 $250 $300 12/31/2011 12/31/2012 12/31/2013 12/31/2014

16 LINE OF BUSINESS REVIEW Commercial and Retail Banking Strategy » Focus on re - mix of the asset side of the balance sheet » Leverage our low cost deposit base and excess liquidity to more aggressively price loan opportunities » 2015 Marketing Plan has a more singular focus » Recruiting a high level of talent » De - Novo Office – Blythewood » Future M&A x Projected opening – April 2015 » Loan production office - Greenville x Actively recruiting, but also patient

17 LINE OF BUSINESS REVIEW » Commercial and Retail Banking » Residential Mortgage Banking » Financial Planning and Investment Advisory Services

18 Residential Mortgage Banking LINE OF BUSINESS REVIEW MORTGAGE 2012 2013 2014 Production (millions) $140.1 $119.5 $90.8 Purchase $44.8 $63.3 $67.0 Refinance $95.3 $56.2 $23.7 % Purchase 32.0% 51.6% 73.9% Revenue (000s omitted) $4,242 $3,769 $3,186 % Yield - Fees 3.03% 3.15% 3.51% Pre-Tax Profit Margin 44.40% 38.27% 29.30%

19 LINE OF BUSINESS REVIEW Strategy » Culture » Simplification of the administrative and accounting processes » Recruit high level mortgage bankers » Eye on longer term target of $200 million in production Residential Mortgage Banking x Customer Centric x Risk Management / Compliance x Optimal Efficiency

20 LINE OF BUSINESS REVIEW » Commercial and Retail Banking » Residential Mortgage Banking » Financial Planning and Investment Advisory Services

21 Financial Planning / Investment Advisory Services LINE OF BUSINESS REVIEW FINANCIAL PLANNING / INVESTMENT ADVISORY 2012 2013 2014 AUM (millions) $107.7 $147.1 $142.6 1 Revenue (000s omitted) $650.6 $972.0 $1,268.0 1 On March 31, 2014, sold non-licensed channel (AUM of $20.0 million).

22 LINE OF BUSINESS REVIEW Strategy » Integrated solutions to preserve and build wealth » Recruit financial advisor(s) in CSRA » Build AUM and Recurring Revenue » Eye on longer term target of $300 million in AUM x Financial Planning x Estate Planning x Retirement Planning x Investment Management x 401(K) Services Financial Planning / Investment Advisory Services

23 RISK MANAGEMENT

24 RISK MANAGEMENT Credit Quality Credit Quality 12/31/2011 12/31/2012 12/31/2013 12/31/2014 NPAs 2.15% 1.46% 1.39% 1.18% Charge-Offs 0.49% 0.17% 0.27% 0.28% Classified Loan Ratio 42.43% 32.68% 20.30% 20.28% Credit Costs 1 $2.6 MM $1.5 MM $1.3 MM $1.5 MM 1 Includes provision expense, OREO expenses and gain/loss on sale of assets.

25 Compliance / BSA » Compliance / BSA » Recruited Ann Robertson as Chief Compliance Officer » Compliance and BSA Staff Cross - Training » Developing an Enterprise Risk Model » Investing in additional cyber security fraud protection x BSA Consent Order RISK MANAGEMENT • Background • Status

26 RESULTS

27 RESULTS *Core net income and EPS exclude merger and acquisition cost, gains (losses) on sale of securities and losses on early extinguishment o f d ebt. Net Income and Earnings Per Share (EPS)* $2,402 $3,416 $4,316 $5,591 0.73 0.82 0.81 0.85 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2011 2012 2013 2014 Net Income EPS

28 *Core net income and EPS exclude merger and acquisition cost, gains (losses) on sale of securities and losses on early extinguishment o f d ebt. RESULTS Net Income and Earnings Per Share (EPS)* $1,208 $1,074 $1,075 $1,166 $1,206 $1,567 $1,652 0.23 0.20 0.20 0.19 0.18 0.23 0.25 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Net Income EPS

29 Key Ratios RESULTS 2011 2012 2013 2014 ROA 0.44% 0.55% 0.66% 0.73% ROE 7.98% 7.40% 7.68% 8.13% ROTCE 8.16% 7.55% 7.78% 8.88% NIM (Tax Equivalent) 3.33% 3.22% 3.18% 3.40% Efficiency 75.55% 74.82% 76.69% 74.61% Non-Int. Income to Operating Revenue 25.55% 31.16% 31.22% 26.98%

30 CAPITAL & SHAREHOLDER RETURN

31 CAPITAL & SHAREHOLDER RETURN Capital 12/31/2011 12/31/2012 12/31/2013 12/31/2014 Leverage Ratio 9.40% 10.63% 10.77% 10.02% Tier 1 Capital Ratio 15.33% 17.39% 17.60% 16.09% Total Capital Ratio 17.25% 18.64% 18.68% 16.91% Tangible Common Equity/ Tangible Assets 6.07% 8.88% 8.23% 8.48% Tangible Book Value $10.89 $10.23 $9.83 $10.25

32 Dividend *52 Consecutive Quarters of Dividends Paid *Increased dividend to $0.07 for 1Q15 CAPITAL & SHAREHOLDER RETURN 12/31/2011 12/31/2012 12/31/2013 12/31/2014 Core EPS $0.73 $0.82 $0.81 $0.85 Annual Dividend $0.16 $0.16 $0.22 $0.24 Dividend Yield at End of Period 2.58% 1.91% 2.12% 2.12% Dividend Payout Ratios 21.90% 19.50% 27.20% 30.77%

33 Shareholder Return » FCCO 11.06% 92.74% » NASDAQ Bank Index 4.93% 52.84% » KBW Regional Bank Index 2.42% 77.35% 2014 Total Return 12/31/2014 3 - YearTotal Return CAPITAL & SHAREHOLDER RETURN

34 SUMMARY

35 SUMMARY » High quality balance sheet » Well positioned for future growth in all three lines of business: x Commercial and Retail Banking » Price / TBV: 1.15x » Cash dividend provides attractive yield at 2.38% x Residential Mortgage Banking ▪ Focus on re - mix of earning assets, i.e., growth in loan portfolio x Financial Planning / Investment Advisory Services ▪ Simplification of the administrative and accounting process ▪ Recruit high level mortgage bankers ▪ Recruit financial advisor(s) in the Augusta market ▪ Build AUM and recurring revenue x Deposit Mix x Asset Quality x Capital Strength ▪ De - Novo office in Blythewood ▪ LPO – Greenville ▪ Future M&A • Utilize our pricing power and liquidity as a competitive edge • 2015 Marketing plan has a more singular focus • Recruiting high level talent

36 FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD - LOOKING STATEMENTS . ADDITIONAL WRITTEN OR ORAL FORWARD - LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION OR OTHERWISE . THE WORDS "BELIEVE," "EXPECT," "SEEK,“ AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE . SUCH FORWARD - LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27 A OF THE SECURITIES ACT OF 1933 , AS AMENDED, & SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED . SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING . FORWARD - LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED . FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD - LOOKING STATEMENTS . A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD - LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION . The Local Bank for Local Business